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                                 EXHIBIT (j)(2)
                                 --------------

                                    VLC TRUST
                                POWER OF ATTORNEY

      We, the undersigned officers and trustees of the VLC Trust (the "Trust"), hereby severally constitute and appoint Alfred B. Van Liew, Samuel H. Hallowell, Jr. and Kevin M. Oates, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our hands and in the capacities indicated below, any and all Post-Effective Amendments to the Trust's Registration Statement on Form N-1A and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, acting alone, full authority and power to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them lawfully do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned have set their hands on the date written.

/s/ Alfred B. Van Liew         Trustee and President
---------------------------    Principal Executive Officer)   December 30, 2004
(Alfred B. Van Liew)

/s/ Kevin M. Oates             Treasurer (Chief Financial
---------------------------    and Accounting Officer)        December 30, 2004
(Kevin M. Oates)

/s/ Mary Ann Altrui            Trustee                        December 30, 2004
---------------------------
(Mary Ann Altrui)

/s/ Milton C. Bickford         Trustee                        December 30, 2004
---------------------------
(Milton C. Bickford)

/s/ Meredith A. Curren         Trustee                        December 30, 2004
---------------------------
(Meredith A. Curren)

/s/ Michael E. Hogue           Trustee                        December 30, 2004
---------------------------
(Michael E. Hogue)

/s/ Arthur H. Lathrop          Trustee                        December 30, 2004
---------------------------
(Arthur H. Lathrop)

/s/ Alice M. MacIntosh         Trustee                        December 30, 2004
---------------------------
(Alice M. MacIntosh)

/s/ Lawrence B. Sadwin         Trustee                        December 30, 2004
---------------------------
(Lawrence B. Sadwin)

/s/ John H. St. Sauveur        Trustee                        December 30, 2004
---------------------------
(John H. St. Sauveur)